SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): October 22, 2003


                       First Cash Financial Services, Inc.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


              0-19133                                      75-2237318
              -------                                      ----------
      (Commission File Number)                 (IRS Employer Identification No.)


             690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (817) 460-3947
                                 --------------
              (Registrant's telephone number, including area code)

Item 12. Results of Operation and Financial Condition

      First Cash Financial Services, Inc. has reported its financial results for its quarter ended September 30, 2003. The Company's press release dated October 22, 2003 announcing the results is attached as Exhibit 99.1. All information in the press release is furnished but not filed.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 22, 2003                    FIRST CASH FINANCIAL SERVICES, INC.
                                            -----------------------------------
                                            (Registrant)


                                            R. DOUGLAS ORR
                                            ------------------------
                                            R. Douglas Orr
                                            Chief Accounting Officer

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